SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                 February 26, 2007
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)


                             American TonerServ Corp.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter


         Delaware                 333-120688             33-0686105
---------------------------   -----------------  ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


       475 Aviation Boulevard, Suite 100, Santa Rosa, California 95403
       ---------------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code


                                (800) 736-3515
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On February 26, 2007, American TonerServ Corp. (the "Company") issued a total of 389,630 shares of its common stock to five persons in private transactions. Of the shares issued, 367,407 of the shares were issued to four of the Company's executive officers pursuant to the Stock Compensation Agreements described in Item 5.02 of this Report. In addition, 22,222 shares were issued to Chuck Mache, a consultant to the Company in connection with a consulting agreement with Mr. Mache.

     In connection with these sales, the Company relied on the exemption from registration under the Securities Act of 1933, as amended (the "Act") as provided in Section 4(2) of the Act. The number of persons was limited and each person is either an "accredited investor" as defined in Regulation D under the Securities Act or sophisticated as to the nature of the particular transaction. Each person was given access to complete information concerning
the Company and was advised of the restricted status of the securities.   A
customary restrictive legend was placed on each of the certificates for such securities and stop transfer instructions were given to the Company's transfer agent.

     The Company has agreed to register the shares issued in these transactions under the Securities Act of 1933, as amended, to permit such persons to resell their shares.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On February 26, 2007, the Company entered into Stock Compensation Agreements with three of its executive offices in which the Company agreed to issues shares of the Company's common stock to them in exchange amounts accrued but not paid to those persons under their compensation arrangements with the Company for the months of November and December of 2006. The shares were issued at a rate of $.45 per share for such accrued compensation. The names of the persons with whom the Company entered into Stock Compensation Agreements and their relationships with the Company; the amount of compensation exchanged for stock and the number of share issued as compensation are set forth in the following table.

NAME AND RELATIONSHIP      AMOUNT OF COMPENSATION      NUMBER OF SHARES
---------------------      ----------------------      -----------------

Daniel J. Brinker,
President, CEO
and Director                      $30,000                 66,667

Aaron L. Brinker,
Chief Operating Officer           $20,333                 45,185

Andrew A. Beaurline,
Sr. VP - Corporate Development
and Strategy                     $103,000                228,889

Ryan Vice,
Chief Financial Officer           $12,000                 26,667

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   AMERICAN TONERSERV CORP.



Dated: March 2, 2007               By: /s/ Daniel J. Brinker
                                       Daniel J. Brinker, President








































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